Exhibit 10.1

LIMITED CONSENT AND AMENDMENT NO. 2 TO CREDIT AGREEMENT

            This LIMITED CONSENT AND AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of September 30, 2016 (this "Amendment"), is entered into by and among COGINT, INC. (f/k/a IDI, Inc)., a Delaware corporation, as Parent, FLUENT, LLC, a Delaware limited liability company ("Borrower"), the other Borrower Parties party hereto, WHITEHORSE FINANCE, INC., as Administrative Agent (in such capacity, together with its successors and assigns, "Administrative Agent"), and the other financial institutions party hereto as Lenders.  All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as defined below).

WITNESSETH:

            WHEREAS, Borrower, the other Borrower Parties, Administrative Agent and the Lenders are party to that certain Credit Agreement, dated as of December 8, 2015, as amended by that certain Limited Consent and Amendment No. 1 to Credit Agreement, dated June 8, 2016 (the "Credit Agreement");

            WHEREAS, the Borrower has requested that the Administrative Agent and Lenders consent to: (i) the Parent providing verbal notice to Administrative Agent with respect to the change of its legal name from IDI, Inc. to Cogint, Inc. pursuant to the Credit Agreement (the "Name Change"), and (ii) the joinder to the Credit Agreement of certain subsidiaries of Borrower formed after the Agreement Date and on or prior to the Second Amendment Effective Date (collectively, the “New Guarantors”) and the addition to certain deposit account control agreements of certain accounts of the Borrower Parties opened after the Agreement Date and prior to the Second Amendment Effective Date, pursuant to joinders, amendments or supplements to the Loan Documents in form and substance reasonably acceptable to the Administrative Agent at such time as required hereby (collectively, the "Joinders and Supplements");

            WHEREAS, the Borrower has also requested that the Administrative Agent and the Lenders agree to certain additional amendments to the Credit Agreement; and

            WHEREAS, the Administrative Agent and the Majority Lenders have agreed to so amend the Credit Agreement upon the terms and subject to the conditions set forth herein.

            NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.Limited Consent.  Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, and in reliance on the representations, warranties, covenants and other agreements of the Borrower Parties contained herein, the Administrative Agent and the Lenders party hereto (collectively, the "Lender Parties") hereby consent to the Name Change as and when made, and the same shall be deemed permitted under the Credit Agreement as and when made, and hereby consent to the execution and delivery of the Joinders and Supplements as and when made, provided the same are executed and delivered by the Borrower Parties to Administrative Agent not later than October 7, 2016 (or such later date as approved by Administrative Agent in its sole discretion) (except, to the extent applicable, as provided in Section 19 hereof), and in such case, the same shall be permitted to be delivered under the Credit Agreement as and when delivered.  This consent relates only to the specific matters covered herein, and shall not be considered to create a course of dealing or to otherwise obligate any Lender to execute similar amendments under the same or similar circumstances in the future.

SECTION 2.Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, and in reliance on the representations, warranties, covenants and other agreements of the Borrower Parties contained herein:

(a)Section 1.1 of the Credit Agreement is hereby amended by inserting, in its appropriate alphabetical order, the following new defined terms:

"Second Amendment" shall mean that certain Limited Consent and Amendment No. 2 to Credit Agreement, dated as of September 30, 2016, by and among Parent, the Borrower, the other Borrower Parties, the Administrative Agent and the Lenders party thereto.

"Second Amendment Effective Date" shall have the meaning specified in the Second Amendment.

(b)The definition of "EBITDA" is hereby amended as follows:  By adding a new clause (l), clause (m) and clause (n) following clause (k), which shall read in their entirety as follows:

"(l)all capitalized labor costs;

(m)costs and expenses relating to internally used software;

(n)capitalized costs relating to the defense of intellectual property;"

(c)Section 2.6(c)(i) of the Credit Agreement is hereby amended by amending and restating the first sentence of Section 2.6(c)(i) as follows (with added text underlined and deleted text ~~stricken)~~:

"In the event that, at any time (i) after the Agreement Date and before the Second Amendment Effective Date, or (ii) after December 31, 2016, any Borrower Party or any Subsidiary of any Borrower Party shall issue any Equity Interests (other than as a result of or pursuant to the issuance of stock options, stock appreciation rights, restricted stock units and any other equity-linked compensation), fifty percent (50%) of the Net Cash Proceeds in an aggregate amount per fiscal year in excess of $25,000,000 received by such Borrower Party or such Subsidiary from all such issuances shall be paid within two (2) Business Days of receipt of the proceeds thereof by such Borrower Party or such Subsidiary to the Lenders as a mandatory prepayment of the Obligations; provided, that no prepayment shall be required with the Net Cash Proceeds of (i) any issuance of Equity Interests to the extent such Net Cash Proceeds are applied to prepay the Subordinated Notes as permitted under Section 8.17, and (ii) the May 17, 2016 Equity Issuance, and, in each case, such Net Cash Proceeds shall be, to the same extent, excluded from the calculation of the aggregate Net Cash Proceeds received per fiscal year."

(d)Section 8.5(e) of the Credit Agreement is hereby amended by amending and restating Section 8.5(e) as follows (with added text underlined and deleted text ~~stricken)~~:

"(e) the Borrower Parties and their Subsidiaries may hold the Equity Interests of their respective Subsidiaries in existence as of the ~~Agreement Date~~  Second Amendment Effective Date or acquired in a Permitted Acquisition; provided that, prior to the satisfaction of the requirements set forth in Section 6.20(b) of the Credit Agreement with respect to any New Guarantor, (i) the Borrower Parties shall not permit any such New Guarantor to carry on material business operations, incur material liabilities or own material assets and (ii) the Borrower Parties shall not make any Investments in any such New Guarantor,"

(e)Section 8.8(a) of the Credit Agreement is hereby amended by replacing the chart therein with the following:

Quarter Ending	Minimum Borrower EBITDA
December 31, 2015	$19,742,972
March 31, 2016	$21,574,247
June 30, 2016	$22,007,156
September 30, 2016	$21,000,000
December 31, 2016	$19,700,000
March 31, 2017	$19,800,000
June 30, 2017	$20,000,000
September 30, 2017	$21,800,000
December 31, 2017	$22,900,000
March 31, 2018	$24,300,000
June 30, 2018	$25,700,000
September 30, 2018	$27,200,000
December 31, 2018 and each fiscal quarter thereafter	$28,800,000

(f)Section 8.8(b) of the Credit Agreement is hereby amended by replacing the chart therein with the following:

Quarter Ending	Minimum Parent EBITDA
December 31, 2015	$11,763,933
March 31, 2016	$13,162,520
June 30, 2016	$13,764,693
September 30, 2016	$4,100,000
December 31, 2016	$2,900,000
March 31, 2017	$5,500,000
June 30, 2017	$8,700,000
September 30, 2017	$14,300,000
December 31, 2017	$20,900,000
March 31, 2018	$27,800,000
June 30, 2018	$34,400,000
September 30, 2018	$41,100,000
December 31, 2018 and each fiscal quarter thereafter	$47,900,000

(g)Section 8.9 of the Credit Agreement is hereby amended by replacing the chart therein with the following:

Quarter Ending	Total Leverage Ratio
December 31, 2015	3.81 to 1.00
March 31, 2016	3.46 to 1.00
June 30, 2016	3.36 to 1.00
September 30, 2016	2.27 to 1.00
December 31, 2016	2.20 to 1:00
March 31, 2017	2.05 to 1:00
June 30, 2017	2.01 to 1:00
September 30, 2017	1.82 to 1:00
December 31, 2017	1.71 to 1:00
March 31, 2018	1.00 to 1:00
June 30, 2018	0.93 to 1:00
September 30, 2018	0.86 to 1:00
December 31, 2018 and each fiscal quarter thereafter	0.79 to 1:00

(h)Schedule 5.1(c)-1 of the Credit Agreement is hereby amended by adding the information set forth on Supplemental Schedule 5.1(c)-1 attached hereto.

SECTION 3.Representations and Warranties of Borrower Parties. The Borrower Parties represent and warrant that:

(a)The Borrower Parties have the power and have taken all necessary action, corporate or otherwise, to authorize them to execute, deliver, and perform their respective obligations under this Amendment in accordance with the terms hereof and to consummate the transactions contemplated hereby.  This Amendment has been duly executed and delivered by the Borrower Parties, and is a legal, valid and binding obligation of the Borrower Parties, enforceable in accordance with its terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditor's rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(b)All of the representations and warranties of the Borrower Parties under this Agreement and the other Loan Documents shall be true and correct in all material respects (without duplication of any materiality qualifier contained herein or therein, as applicable), and there shall exist no Default or Event of Default, in each case after giving effect to this Amendment; and

(c)The execution, delivery, and performance of this Amendment in accordance with its terms and the consummation of the transactions contemplated hereby do not and will not (i) violate any Applicable Law in any material respect, (ii) conflict with, result in a breach of or constitute a default under the certificate of incorporation or formation, by-laws, partnership agreement, operating agreement or other governing documents of any Borrower Party or under any Material Contract, or (iii) result in or require the creation or imposition of any Lien upon or with any assets or property of any Borrower Party except Permitted Liens.  Additionally, each Borrower Party and each Subsidiary of a Borrower Party is otherwise in compliance, in all material respects, with all Applicable Laws and with all of the provisions of its certificate of incorporation or formation, by-laws, partnership agreement, operating agreement or other governing documents.

(d)The only Subsidiaries of the Borrower Parties formed after the Agreement Date and on or prior to the Second Amendment Effective Date (defined below) are the New Guarantors identified on Supplemental Schedule 5.1(c)-1 attached hereto.  As of the Second Amendment Effective Date, none of the New Guarantors have any material assets, liabilities or business operations.

SECTION 4.Conditions Precedent to Effectiveness of Amendment.  This Amendment shall be effective at the time that each of the conditions precedent set forth in this Section 4 has been met (the "Second Amendment Effective Date"):

(a)Amendment.  The Administrative Agent shall have received duly executed signature pages for this Amendment signed by the Borrower Parties, the Administrative Agent and Lenders constituting Majority Lenders.

(b)Representations and Warranties.  The representations and warranties contained herein shall be true, correct and complete.

(c)No Default or Event of Default.  No Default or Event of Default would result after giving effect to this Amendment.

SECTION 5.Reference to and Effect upon the Loan Documents.

(a)Except as expressly modified hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and the other Loan Documents, and all rights of the members of the Lender Group and all of the Obligations, shall remain in full force and effect.  The Borrower Parties hereby confirm that the Credit Agreement and the other Loan Documents are in full force and effect and that no Borrower Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Credit Agreement or any other Loan Document.

(b)Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment and any waivers set forth herein shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement, this Amendment or any other Loan Document or (ii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Documents or any right, power or remedy of any member of the Lender Group.

(c)From and after the date hereof, (i) the term "Agreement" in the Credit Agreement, and all references to the Credit Agreement in any Loan Document, shall mean the Credit Agreement, as amended hereby, and (ii) the term "Loan Documents" in the Credit Agreement and the other Loan Documents shall include, without limitation, this Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith.

(d)Neither Administrative Agent nor any other Lender has waived, is by this Amendment waiving or has any intention of waiving (regardless of any delay in exercising such rights and remedies) any Default or Event of Default which may be continuing on the date hereof or any Default or Event of Default which may occur after the date hereof, and no Lender Party has agreed to forbear with respect to any of its rights or remedies concerning any Defaults or Events of Default, which may have occurred or are continuing as of the date hereof, or which may occur after the date hereof.

(e)This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Loan Document.

SECTION 6.General Release; Indemnity; Covenant Not To Sue.

(a)In consideration of, among other things, the Lender Parties' execution and delivery of this Amendment, the Borrower Parties, on behalf of themselves and their respective agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, "Releasors"), hereby forever waive, release and discharge, to the fullest extent permitted by law, each Releasee (as hereinafter defined) from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever (collectively, the "Claims") that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity, against any or all members of the Lender Group, any of the foregoing parties in any other capacity and each of their respective affiliates, subsidiaries, shareholders and "controlling persons" (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys and other representatives of each of the foregoing (collectively, the "Releasees"), in each case based in whole or in part on facts, whether or not now known, existing on or before the date hereof, in each case that relate to, arise out of or otherwise are in connection with: (i) any or all of the Loan Documents or transactions contemplated thereby or any actions or omissions in connection therewith, (ii) any aspect of the dealings or relationships between or among the Borrower and the other Borrower Parties, on the one hand, and any or all members of the Lender Group, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, or (iii) any aspect of the dealings or relationships between or among any or all of the equity holders of the Borrower Parties, on the one hand, and the members of the Lender Group, on the other hand, but only to the extent such dealings or relationships relate to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof.  The receipt by the Borrower or any other Borrower Party of any Loans or other advances made by any member of the Lender Group after the date hereof shall constitute a ratification, adoption and confirmation by such party of the foregoing general release of all Claims against the Releasees which are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt by the Borrower or any other Borrower Party of any such Loans or other advances.

(b)The Borrower hereby agrees that it shall be obligated to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of the Credit Agreement, the other Loan Documents, this Amendment or any other document executed and/or delivered in connection herewith or therewith; provided, that the Borrower shall have no obligation to indemnify or hold harmless any Releasee hereunder with respect to liabilities to the extent they result from the gross negligence or willful misconduct of that Releasee as determined by a court of competent jurisdiction by a final and nonappealable judgment.  If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower agrees to make the maximum contribution to the payment and satisfaction thereof which is permissible under applicable law.

(c)In entering into this Amendment, the Borrower Parties have consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees made on or before the date hereof and hereby agree and acknowledge that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof.

(d)The Borrower Parties hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged pursuant to Section 6(a) hereof.  If any Releasor violates the foregoing covenant, the Borrower agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and out-of-pocket expenses incurred by any Releasee as a result of such violation.

(e)The provisions of this Section 6 shall survive the termination of this Amendment, the Credit Agreement, the other Loan Documents and payment in full of the Obligations.

SECTION 7.Construction.  This Amendment and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto.  Neither the provisions of this Amendment or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Amendment or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Amendment and all other agreements and documents executed in connection herewith, and that such party knows the contents thereof and signs the same freely and voluntarily.  The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Amendment and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.  If any matter is left to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of any member of the Lender Group or its employees, counsel or agents in the Credit Agreement or any other Loan Documents, unless otherwise expressly set forth in the Credit Agreement or such Loan Document, such action shall be deemed to be exercisable by such member of the Lender Group or such other Person in its sole and absolute discretion and according to standards established in its sole and absolute discretion.  Without limiting the generality of the foregoing, "option" and "discretion" shall be implied by the use of the words "if" and "may."

SECTION 8.Costs and Expenses.  As provided in the Credit Agreement, the Borrower Parties agree to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses, including the reasonable fees and disbursements of counsel, incurred by the Administrative Agent in connection with this Amendment.

SECTION 9.GOVERNING LAW.  All matters arising out of, in connection with or relating to this Amendment, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof or thereof and any determinations with respect to post-judgment interest), shall be construed in accordance with and governed by the laws of the State of New York.

SECTION 10.Consent to Jurisdiction.  FOR PURPOSES OF ANY LEGAL ACTION OR PROCEEDING BROUGHT BY ANY MEMBER OF THE LENDER GROUP WITH RESPECT TO THIS AMENDMENT, EACH BORROWER PARTY HEREBY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF THE FEDERAL AND STATE COURTS SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW  YORK AND HEREBY IRREVOCABLY DESIGNATES AND APPOINTS, AS ITS AUTHORIZED AGENT FOR SERVICE OF PROCESS IN

THE STATE OF NEW YORK, THE BORROWER, OR SUCH OTHER PERSON AS SUCH BORROWER PARTY SHALL DESIGNATE HEREAFTER BY WRITTEN NOTICE GIVEN TO THE ADMINISTRATIVE AGENT.  THE CONSENT TO JURISDICTION HEREIN SHALL BE EXCLUSIVE; PROVIDED THAT THE LENDER GROUP, OR ANY OF THEM, RETAINS THE RIGHT TO BRING PROCEEDINGS AGAINST ANY BORROWER PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY SECURITY DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.  THE LENDER GROUP SHALL FOR ALL PURPOSES AUTOMATICALLY, AND WITHOUT ANY ACT ON THEIR PART, BE ENTITLED TO TREAT SUCH DESIGNEE OF EACH BORROWER PARTY AS THE AUTHORIZED AGENT TO RECEIVE FOR AND ON BEHALF OF SUCH BORROWER PARTY SERVICE OF WRITS, OR SUMMONS OR OTHER LEGAL PROCESS IN THE STATE OF NEW YORK, WHICH SERVICE SHALL BE DEEMED EFFECTIVE PERSONAL SERVICE ON SUCH BORROWER PARTY SERVED WHEN DELIVERED, WHETHER OR NOT SUCH AGENT GIVES NOTICE TO SUCH BORROWER PARTY; AND DELIVERY OF SUCH SERVICE TO ITS AUTHORIZED AGENT SHALL BE DEEMED TO BE MADE WHEN PERSONALLY DELIVERED OR THREE (3) BUSINESS DAYS AFTER MAILING BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH AUTHORIZED AGENT.  EACH BORROWER PARTY FURTHER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL TO SUCH BORROWER PARTY AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE THREE (3) BUSINESS DAYS AFTER SUCH MAILING.  IN THE EVENT THAT, FOR ANY REASON, SUCH AGENT OR ITS SUCCESSORS SHALL NO LONGER SERVE AS AGENT OF EACH BORROWER PARTY TO RECEIVE SERVICE OF PROCESS IN THE STATE OF NEW YORK, EACH BORROWER PARTY SHALL SERVE AND ADVISE THE ADMINISTRATIVE AGENT THEREOF SO THAT AT ALL TIMES EACH BORROWER PARTY WILL MAINTAIN AN AGENT TO RECEIVE SERVICE OF PROCESS IN THE STATE OF NEW YORK ON BEHALF OF SUCH BORROWER PARTY WITH RESPECT TO THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS.  IN THE EVENT THAT, FOR ANY REASON, SERVICE OF LEGAL PROCESS CANNOT BE MADE IN THE MANNER DESCRIBED ABOVE, SUCH SERVICE MAY BE MADE IN SUCH MANNER AS PERMITTED BY LAW.

SECTION 11.Consent to Venue.  EACH BORROWER PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION IT WOULD MAKE NOW OR HEREAFTER FOR THE LAYING OF VENUE OF ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT BROUGHT IN THE FEDERAL COURTS OF THE UNITED STATES SITTING IN NEW YORK COUNTY, NEW YORK, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION, OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

SECTION 12.Waiver of Jury Trial.  EACH BORROWER PARTY AND EACH LENDER PARTY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, WAIVES, AND OTHERWISE AGREES NOT TO REQUEST, A TRIAL BY JURY IN ANY COURT AND IN ANY ACTION, PROCEEDING OR COUNTERCLAIM OF ANY TYPE IN WHICH ANY BORROWER PARTY, ANY MEMBER OF THE LENDER GROUP OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS IS A PARTY, AS TO ALL MATTERS AND THINGS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AMENDMENT AND THE RELATIONS AMONG THE PARTIES LISTED IN THIS AMENDMENT.

SECTION 13.Severability.  Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 14.Headings.  Headings used in this Amendment are for convenience only and shall not affect the interpretation of any provision hereof.

SECTION 15.Loan Document.  This Amendment shall constitute a Loan Document.  For the avoidance of doubt, any breach of the covenants contained in this Amendment shall be an Event of Default under the Credit Agreement.

SECTION 16.Reaffirmation.  Each Borrower Party, as debtor, grantor, mortgagor, pledgor, guarantor, assignor, or in other similar capacities in which such Borrower Party grants liens or security interests in its properties or otherwise acts as accommodation party, guarantor or indemnitor, as the case may be, in any case under the Loan Documents, hereby (i) acknowledges, ratifies and confirms that all Obligations constitute valid and existing "Obligations" under the Credit Agreement (as amended by this Amendment), and (ii) ratifies and confirms that (x) any and all Loan Documents to which it is a party and (y) its respective guarantees, pledges, grants of security interests and other similar rights or obligations, as applicable, under each of the Loan Documents to which it is party, in each case, remain in full force and effect notwithstanding the effectiveness of this Amendment.  Without limiting the generality of the foregoing, each Credit Party further agrees (A) that any reference to "Obligations" contained in any Loan Documents shall include, without limitation, the "Obligations" as such term is defined in the Credit Agreement (as amended by this Amendment) and (B) that the related guarantees and grants of security contained in such Loan Documents shall include and extend to such Obligations.

SECTION 17.Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same agreement.  In proving this Amendment or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures hereto delivered by Electronic Transmission shall be deemed an original signature hereto.

SECTION 18.Assignments; No Third Party Beneficiaries.  This Amendment shall be binding upon and inure to the benefit of the Borrower, the other Borrower Parties, each member of the Lender Group and their respective successors and assigns; provided, that the Borrower shall be entitled to delegate any of its duties hereunder or assign any of its rights or remedies set forth in this Amendment without the prior written consent of Administrative Agent in its sole discretion.  No Person other than the Borrower, the other Borrower Parties and the Lender Group and, in the case of Section 6 hereof, the Releasees, shall have any rights hereunder or be entitled to rely on this Amendment and all third-party beneficiary rights (other than the rights of the Releasees under Section 6 hereof) are hereby expressly disclaimed.

SECTION 19.Postclosing Covenants.

(a)The Borrower Parties shall, or shall cause the applicable Person to, deliver to Administrative Agent no later than November 14, 2016 (or such other date as the Administrative Agent may determine in its sole discretion) amendments to (i) that certain Deposit Account Control Agreement, dated March 11, 2016 among the Borrower Parties, Administrative Agent and Bank of America, N.A., and (ii) that certain Deposit Account Control Agreement, dated as of February 11, 2016 among the Borrower Parties, Administrative Agent and Wells Fargo Bank, National Association, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(b)For no additional consideration, the Borrower Parties shall, or shall cause the applicable Person to, deliver to the Administrative Agent, within five (5) Business Days from the Second Amendment Effective Date, (i) amended and restated warrants amending the strike price of the two hundred thousand (200,000) warrants, dated December 8, 2015, currently held by the Administrative Agent (the “Existing Warrants”), from $8.00 per warrant to the price that is the five (5) day volume weighted average of the closing market price of Parent’s common stock listed on the NYSE as of the Second Amendment Effective Date, and (ii) one hundred thousand (100,000) new warrants on terms and conditions substantially similar to the Existing Warrants priced at the five (5) day volume weighted average of the closing market price of Parent’s common stock listed on the NYSE as of the Second Amendment Effective Date.

SECTION 20.Amendment Fee.  The Borrower Parties shall pay to the Administrative Agent, on behalf of each Lender Party that delivered an executed signature page to this Amendment, a non-refundable amendment fee in an amount equal to 0.50% of the unpaid principal balance of the Term Loans held by such Lender as of September 30, 2016, which amendment fee shall be paid in full no later than October 3, 2016.

[Signature pages follow.]

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

FLUENT, LLC,

as the Borrower

By: /s/ Derek Dubner

Name: Derek Dubner

Title: Manager

COGINT, INC. (f/k/a IDI, Inc.),

as the Parent

By: /s/ Derek Dubner

Name: Derek Dubner

Title: Chief Executive Officer

AMERICAN PRIZE CENTER, LLC,

as a Subsidiary Guarantor

By: /s/ Derek Dubner

Name: Derek Dubner

Title: Manager

DELIVER TECHNOLOGY LLC,

as a Subsidiary Guarantor

By: /s/ Derek Dubner

Name: Derek Dubner

Title: Manager

FIND DREAM JOBS, LLC,

as a Subsidiary Guarantor

By: /s/ Derek Dubner

Name: Derek Dubner

Title: Manager

[Signature Page to Limited Consent and Amendment No. 2 to Credit Agreement]

FLUENT MEDIA LABS, LLC,

as a Subsidiary Guarantor

By: /s/ Derek Dubner

Name: Derek Dubner

Title: Manager

REWARD ZONE USA LLC,

as a Subsidiary Guarantor

By: /s/ Derek Dubner

Name: Derek Dubner

Title: Manager

REWARDSFLOW LLC,

as a Subsidiary Guarantor

By: /s/ Derek Dubner

Name: Derek Dubner

Title: Manager

SEARCH WORKS MEDIA, LLC,

as a Subsidiary Guarantor

By: /s/ Derek Dubner

Name: Derek Dubner

Title: Manager

SEA OF SAVINGS LLC,

as a Subsidiary Guarantor

By: /s/ Derek Dubner

Name: Derek Dubner

Title: Manager

IDI HOLDINGS, LLC,

as a Subsidiary Guarantor

By: /s/ Derek Dubner

Name: Derek Dubner

Title: Manager

[Signature Page to Limited Consent and Amendment No. 2 to Credit Agreement]

INTERACTIVE DATA, LLC,

as a Subsidiary Guarantor

By: IDI Holdings, LLC, its sole member

Name: Derek Dubner

Title: Manager

Q INTERACTIVE, LLC,

as a Subsidiary Guarantor

By:  Cogint, Inc., (f/ka/ IDI, Inc.), its sole member

By: /s/ Derek Dubner

Name: Derek Dubner

Title: Chief Executive Officer

CLICKGEN, LLC,

as a Subsidiary Guarantor

By:  Q Interactive, LLC, its sole member

By:  Cogint, Inc., its sole member

By: /s/ Derek Dubner

Name: Derek Dubner

Title: Chief Executive Officer

NETCREATIONS, LLC,

as a Subsidiary Guarantor

By:  ClickGen, LLC, its sole member

By:  Q Interactive, LLC, its sole member

By:  Cogint, Inc., its sole member

By: /s/ Derek Dubner

Name: Derek Dubner

Title: Chief Executive Officer

[Signature Page to Limited Consent and Amendment No. 2 to Credit Agreement]

BXY VENTURES, LLC,

as a Subsidiary Guarantor

By:  NetCreations, LLC, its sole member

By:  ClickGen, LLC, its sole member

By:  Q Interactive, LLC, its sole member

By:  Cogint, Inc., (f/k/a IDI, Inc.) its sole member

By: /s/ Derek Dubner

Name: Derek Dubner

Title: Chief Executive Officer

[Signature Page to Limited Consent and Amendment No. 2 to Credit Agreement]

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

WHITEHORSE FINANCE, INC.,

as Administrative Agent

By: /s/ Edward J. Giordano

Name: Edward J. Giordano

Its:       Duly Authorized Signatory

[Signature Page toLimited Consent and Amendment No. 2 to Credit Agreement]

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

WHITEHORSE FINANCE CREDIT I, LLC,

as a Lender

By:	Whitehorse Finance, Inc., its designated manager

By: /s/ Edward J. Giordano

Name: Edward J. Giordano

Its:       Duly Authorized Signatory

WHITEHORSE SMA FUNDING I, LLC,

as a Lender

By: /s/ Edward J. Giordano

Name: Edward J. Giordano

Its:       Duly Authorized Signatory

H.I.G. WHITEHORSE SMA ABF, L.P.,

as a Lender

By: /s/ Edward J. Giordano

Name: Edward J. Giordano

Its:       Duly Authorized Signatory

[Signature Page to Limited Consent and Amendment No. 2 to Credit Agreement]

Supplemental Schedule 5.1(c)-1

Additional Subsidiaries

Entity Name	State of Formation	Stockholder/ Member	Ownership	Foreign Qualifications
The following are Subsidiaries formed after the Agreement Date and on or prior to the Second Amendment Effective Date
COGINT TECHNOLOGIES, LLC	Delaware	Cogint, Inc.	100%	N/A
EASE WINS, LLC	Delaware	Fluent, LLC	100%	N/A
MAIN SOURCE MEDIA, LLC	Delaware	Fluent, LLC	100%	N/A

[Signature Page to Limited Consent and Amendment No. 2 to Credit Agreement]